UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
☑	Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
HMS Income Fund, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

HMS Income Fund, Inc. (the “Company”) created certain audio, video and social media advertisements that encourage stockholders to vote on the proposals outlined in the proxy materials for its 2020 annual meeting of stockholders (the “Annual Meeting”). Included herein are stills of the social media advertisements as well as scripts for the audio and video materials. In addition, the Company made certain reminder mailings to the stockholders of the Company regarding the Annual Meeting, copies of which are included here.

Shareholder Participation Needed
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Have your voice heard in the upcoming Annual Meeting of HMS Income Fund – Take Action Now!

Hines
Shareholders from
HMS Income Fund Leadership

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Shareholder Participation Needed
Sponsored ·
The Annual Meeting of HMS Income Fund is approaching next month – Act Today!
HMS Income Fund, Inc.
Your Vote is Missing!
Vote Now Before Time Runs Out!
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Shareholder Participation Needed
Sponsored ·
The Annual Meeting of HMS Income Fund is quickly approaching! We still your participation!
HMS Income Fund, Inc.
You Vote is Urgently Needed
Vote Your Shares Today!
Access material online at
www.proxyvote.com/hmif
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Join your fellow shareholders and participate.
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Shareholder Participation Needed
Sponsored
The voting is complete. Thank you for your participation, it was important to our success!
Hines
SECURITIES, INC.
Thank You
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Voting was a success because of you!
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PROXYLITE VOICE MESSAGE
Hi, this is Janice Walker, President and CEO of HMS Income Fund.
Over the past weeks you should have received materials related to the HMS Income Fund Annual Meeting being held on October 9, 2020.
I am calling to ask that you take a few minutes to cast your vote in connection with the annual meeting. If you are ready to vote your shares now, you may do so by pressing 1 at any time during this call to speak with a proxy specialist.
Our board recommends that you vote in favor of the two proposals up for consideration at the annual meeting.
If you received this as a voice mail message or if you have questions about the proxy materials, you may contact a specialist at Broadridge, our proxy agent, at 1-888-444-0561 for assistance.

Thank you for your time and for your participation in this year’s annual meeting.

VIDEO MESSAGE SCRIPT

JW:	Hello, I’m Janice Walker, Chairman, President and CEO of HMS Income Fund.

DH:
And I’m Dwayne Hyzak, CEO of Main Street Capital Corporation and a member the board of directors of HMS. Janice and I thank you for your continuing support as a shareholder of HMS and we are here asking for your participation in the fund’s upcoming annual shareholder meeting. The HMS board of directors unanimously recommends that all HMS shareholders vote FOR both proposals up for consideration at the annual meeting.

JW:
As you know, Main Street is one of the top-performing business development companies in the market and has served as the sub-adviser for HMS since its inception. One of the proposals for shareholder approval is a new investment advisory agreement, which would result in Main Street becoming the sole adviser to HMS and will benefit you as a shareholder through reduced asset management fees.

DH:
Main Street is excited about the opportunity to serve as the sole adviser to HMS. We believe that assuming this role is a natural progression from our role as sub-adviser to the fund and we believe that we’re the right party to successfully position the fund for the future.

JW:
Your vote is important, regardless of how many shares you own. Please take a moment and cast your vote, either by mailing back your completed voting card, voting online at proxyvote.com and entering the control number on your voting card, or by calling 1-888-444-0561.

DH:	Thanks again for your support - your participation is very important to the future of HMS.

HMS Income Fund, Inc.

Your vote is urgently needed, so vote now before time runs out!

Dear Stockholder:

According to our records, we have not received your vote related to the two proposals up for stockholder approval at HMS Income Fund, Inc.'s ("HMS") upcoming Annual Meeting of Stockholders on October 9, 2020. Please join your fellow stockholders and take an active role in these important proposals.

The HMS Board of Directors unanimously recommends that all HMS stockholders vote FOR both proposals - **the approval of directors** and **the approval of a new investment advisory agreement.** Under the new investment advisory agreement, which requires stockholder approval to be effective, the subsidiary of Main Street Capital Corporation ("Main Street") that currently serves as HMS's sub-adviser would become sole adviser of HMS. We believe Main Street's experience in managing one of the top-performing publicly-traded business development companies in the market, with a proven track record over its thirteen years as a public company, will serve HMS investors well, and their transition to sole adviser represents a natural next step in the ongoing evolution of HMS. Additionally, HMS stockholders would benefit from a reduction in HMS's fee structure once the new advisory agreement is approved, as the annual asset management fee will be reduced from 2.00% to 1.75%. Please refer to your proxy materials for more details on each proposal.

Your vote is important, and we are urging you to vote your shares today - every vote counts. If sufficient votes are not cast in advance of our meeting, it may be necessary to adjourn and reschedule the meeting, resulting in additional costs. Please note that abstaining or withholding your vote on the new advisory agreement is equivalent to a vote against this important proposal.

If you have any questions or need assistance in submitting your proxy to vote your shares, please dial 1-888-444-0561.

Thank you for your support.

ONLINE

WWW.PROXYVOTE.COM/HMIF
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-444-0561 Monday to Friday. 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

HMS Income Fund, Inc.

You Vote is Urgently Needed

Vote Your Shares Today!

Access material online at

www.proxyvote.com/hmif

HMS Income Fund, Inc.

Your vote is very important

The annual stockholder meeting of HMS Income Fund, Inc. will be held on October 9, 2020. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail.

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-888-444-0561.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HMIF
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-444-0561 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.